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                                                                     EXHIBIT T3F


                              CROSS-REFERENCE TABLE

Trust Indenture
  Act Section                                                                                     Indenture Section

310   (a)(1)................................................................................                   7.10
      (a)(2)................................................................................                   7.10
      (a)(3)................................................................................                   N.A.
      (a)(4)................................................................................                   N.A.
      (a)(5)................................................................................                   7.10
      (b)...................................................................................                   7.10
      (c)...................................................................................                   N.A.
311   (a)...................................................................................                   7.11
      (b)...................................................................................                   7.11
      (c)...................................................................................                   N.A.
312   (a)...................................................................................                   2.05
      (b)...................................................................................                  12.03
      (c)...................................................................................                  12.03
313   (a)...................................................................................                   7.06
      (b)(1)................................................................................                   N.A.
      (b)(2)................................................................................                   7.07
      (c)...................................................................................            7.06; 12.02
      (d)...................................................................................                   7.06
314   (a)...................................................................................            4.03; 12.02
      (b)...................................................................................                   N.A.
      (c)(1)................................................................................                  12.04
      (c)(2)................................................................................                  12.04
      (c)(3)................................................................................                   N.A.
      (d)...................................................................................                   N.A.
      (e)...................................................................................                  12.05
      (f)...................................................................................                   N.A.
315   (a)...................................................................................                   7.01
      (b)...................................................................................            7.05; 12.02
      (c)...................................................................................                   7.01
      (d)...................................................................................                   7.01
      (e)...................................................................................                   6.11
316   (a)(last sentence)....................................................................                   2.09
      (a)(1)(A).............................................................................                   6.05
      (a)(1)(B).............................................................................                   6.04
      (a)(2)................................................................................                   N.A.
      (b)...................................................................................                   6.07
      (c)...................................................................................                   2.12
317   (a)(1)................................................................................                   6.08
      (a)(2)................................................................................                   6.09
      (b)...................................................................................                   2.04
318   (a)...................................................................................                  12.01
      (b)...................................................................................                   N.A.
      (c)...................................................................................                  12.01

N.A. means not applicable.